UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

April 18, 2008

Date of Report (Date of earliest event reported)

SUMMER INFANT, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	001-33346	20-1994619
(State or Other	(Commission File Number)	(IRS Employer
Jurisdiction of Incorporation)		Identification No.)

1275 PARK EAST DRIVE

WOONSOCKET, RHODE ISLAND 02895

(Address of Principal Executive Offices)  (Zip Code)

(401) 671-6550

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Summer Infant, Inc. (the “Company”) hereby amends its Current Report on Form 8-K, event date April 18, 2008, in order to provide the financial statements and pro forma financial information required by Item 9.01 of the Form 8-K.  This Current Report on
Form 8-K/A amends the Current Report on Form 8-K filed by Summer Infant, Inc. (“the “Company”), event date April 18, 2008 (the “Initial Form 8-K”), by amending and restating Item 9.01.  The Initial Form 8-K is incorporated herein by reference.  No other Item of the Initial Form 8-K is hereby amended.  This amendment provides the historical financial statements within the time periods required under Item 9.01(a) and the pro forma financial information required under Item 9.01(b), in each case relating to the consummation of the Company’s acquisition of Kiddopotamus and Company (“Kiddopotamus”) on April 18, 2008.  The historical financial statements were excluded from the Initial Form 8-K in reliance on Items 9.01(a) and 9.01(b).

Item 2.01               Completion of Acquisition or Disposition of Assets.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired

The audited consolidated financial statements of Kiddopotamus for the years ended December 31, 2007 and 2006, including the report of the independent registered public accounting firm, are filed as Exhibit 99.2 to this report and are incorporated herein by reference.

The unaudited financial statements of Kiddopotamus for the three months ended March 31, 2008, including the balance sheet as of March 31, 2007, and the statements of operations for the three month periods ended March 31, 2008 and 2007, are filed as Exhibit 99.3 to this report and are incorporated herein by reference.

(b) Pro Forma Financial Information

The unaudited pro forma financial information of the Company and subsidiaries for the three months ended March 31, 2008, reflecting the acquisition of Kiddopotamus as though the acquisition had occurred on March 31, 2008 and summer’s historical statement of income for the year ended December 31, 2007 with those of Kiddopotamus for the year ended December 31, 2007 as if the acquisition had occured on January 1, 2007, is filed as Exhibit 99.4 to this report and is incorporated herein by reference.

The following exhibits are filed with this document.

Exhibit Number	Description
*10.1

Agreement and Plan of Merger, dated as of April 18, 2008, by and among Summer Infant (USA), Inc., Kiddo Acquisition Co., Inc., a wholly-owned subsidiary of Summer USA (“Merger Sub”), Kiddopotamus and Company (“Kiddopotamus”), J. Chris Snedeker, Kristen Peterson Snedeker and Thomas K. Manning.

*10.2	Registration Rights Agreement, dated as of April 18, 2008, by and among Summer Infant, Inc. and J. Chris Snedeker and Kristen Peterson Snedeker.

*99.1	Press release, issued on April 21, 2008.

**99.2	Audited consolidated financial statements of Kiddopotamus for the years ended December 31, 2007 and 2006.

**99.3	Unaudited consolidated financial statements of Kiddopotamus for the three months ended March 31, 2008.

**99.4

Unaudited pro forma financial information of the Company and subsidiaries for the three months ended March 31, 2008 and the year ended December 31, 2007, reflecting the acquisition of Kiddopotamus as though the acquisition had occurred on January 1, 2007.

*	Previously filed
**	Filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUMMER INFANT, INC.

	BY:	/s/ Joseph Driscoll
Joseph Driscoll
Chief Financial Officer

Dated: June 30, 2008